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Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ventures-National Incorporated (the "Company") on Form 10-QSB for the period ended February 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge: 1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and 2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Dated:  April 21, 2003            By:     /s/ James E. Patty
                                  -------------------------------------
                                  James E. Patty, President
                                  and Chief Executive Officer



Dated:  April 21, 2003            By:     /s/ David M. Marks
                                  -------------------------------------
                                  David M. Marks, Chairman and Interim
                                  Chief Financial Officer